SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2005


                               DRYCLEAN USA, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


            0-9040                                       11-2014231
    ------------------------                  ---------------------------------
    (COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NO.)


                    290 N.E. 68 STREET, MIAMI, FLORIDA 33138
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 754-4551

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.
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         On January 3, 2005,  DRYCLEAN USA, Inc. (the "Company")  entered into a
Patent License Agreement with Whirlpool Corporation ("Whirlpool") in which the Company granted Whirlpool an exclusive license until December 31, 2008 and
thereafter  a  non-exclusive   license  to  make  and  sell  laundry  appliances
incorporating the Company's patent applications and other intellectual property related to fabric treatment technology for improving the drying and refreshing of garments in home clothes dryers. In consideration for the grant of the license and to reimburse the Company for its time, effort and development costs, Whirlpool is to pay the Company a $350,000 fee. In addition, Whirlpool is to pay the Company a per unit royalty for dryers using the licensed technology that are sold during the three year period following the first sale following commercial production of dryers using the license technology, as well as a to-be-negotiated royalty with respect to the sale of licensed after market kits (to retrofit existing home dryers) for which the Company has retained marketing rights but granted Whirlpool a non-exclusive license. A copy of the Company's press release relating to the grant of this license is attached as Exhibit 99.1 to this Report.

Item 9.01           Financial Statements and Exhibits.
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           (a)  Financial Statements of Businesses Acquired: None

           (b)  Pro Forma Financial Information: None

           (c)  Exhibits:

                99.1     The Company's press release dated January 4, 2005.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DRYCLEAN USA, Inc.


Date:    January 6, 2005               By: /s/ Venerando J. Indelicato
                                           ------------------------------------
                                           Venerando J. Indelicato,
                                           Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              The Company's press release dated January 4, 2005.